EXHIBIT 16

                            LIMITED POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of Asset Management Fund, a statutory trust organized under the laws of the State of Delaware (the "Trust"), does hereby make, constitute and appoint Rodger D. Shay, Edward E. Sammons, Jr., and Daniel K. Ellenwood or any of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to a Registration Statement of the Trust on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed his name this 21st day of July 2005.



/s/Richard M. Amis                          /s/David F. Holland
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Richard M. Amis                             David F. Holland


/s/Gerald J. Levy                           /s/William A. McKenna, Jr.
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Gerald J. Levy                              William A. McKenna, Jr.


/s/Christopher M. Owen                      /s/Maria F. Ramirez
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Christopher M. Owen                         Maria F. Ramirez


/s/Rodger D. Shay                           /s/Rodger D. Shay, Jr.
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Rodger D. Shay                              Rodger D. Shay, Jr.